                                                                   EXHIBIT 10.37

                                                                  EXECUTION COPY


                 FIRST AMENDMENT, dated as of March 29, 1995, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 30, 1994 (the "Credit Agreement"), among HOME SHOPPING NETWORK, INC., a Delaware corporation, as borrower (the "Company"), HOME SHOPPING CLUB, INC., a Delaware corporation, as guarantor (the "Guarantor"), the banks signatory thereto (individually, a "Bank" and collectively, the "Banks"), LTCB TRUST COMPANY, as Agent, BANK OF MONTREAL and THE BANK OF NEW YORK COMPANY, INC., each as a Co-Agent (each in such capacity, a "Co-Agent"), and LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                 WHEREAS, the Company and the Guarantor have requested, and the Banks and the Administrative Agent are willing, to amend certain provisions of the Credit Agreement to provide for increases in the Commitments and for other matters provided herein;

                 NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                 SECTION 1. CERTAIN DEFINED TERMS. Except as expressly set forth in this First Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

                 SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the fulfillment of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                 (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" set forth in such Section in its entirety and replacing it with the following:

                          "Applicable Margin" shall mean, at any time: (a) with respect to LIBOR Loans, 1.625% minus the Margin Adjustment (if any) in effect at such time; and (b) with respect to Prime Rate Loans, 0.625% minus the Margin Adjustment (if any) in effect at such time; provided, that in no event shall the Applicable Margin be less than 0%.

                 (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Commitment" set forth in such Section in its entirety and replacing it with the following:

                          "Commitment" shall mean, with respect to any Bank, at any time prior to the First Amendment Commitment Effective Date, the amount set forth opposite such Bank's name on the signature pages of this Agreement under the caption "Commitment", and at any time on or after the First Amendment Commitment Effective Date, the amount set forth opposite such Bank's name on the signature pages of the First Amendment under the caption "Commitment" (in either case as reduced from time to time pursuant to Section 2.3 hereof or otherwise).

                 (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Facility Fee Rate" set forth in such Section in its entirety and replacing it with the following:

                          "Facility Fee Rate" shall mean, at any time of determination thereof, when the Total Debt Ratio, as set forth in the Total Debt Ratio Notice most recently delivered to the Administrative Agent pursuant to Section 9.1(g) hereof (which Notice shall be effective on the date of the Administrative Agent's receipt thereof in accordance with Section 12.2 hereof), is at each of the following levels, the rate per annum set forth opposite such level below:

                         Effective
                     Total Debt Ratio                         Facility Fee Rate
                    ------------------                        -----------------
                  Greater than or
                     equal to 4.00 to 1                             0.375%

                  Less than 4.00 to 1,
                     but greater than or
                     equal to 3.50 to 1                             0.375%

                  Less than 3.50 to 1
                     but greater than or
                     equal to 3.00 to 1                             0.375%

                  Less than 3.00 to 1
                     but greater than or
                     equal to 2.50 to 1                             0.375%

                  Less than 2.50 to 1
                     but greater than or
                     equal to 2.00 to 1                             0.375%

                  Less than 2.00 to 1
                     but greater than or
                     equal to 1.00 to 1                             0.250%

                  Less than 1.00 to 1                               0.250%;

         provided, that the Facility Fee Rate for the period commencing on April 1, 1995 until the next date on which the Administrative Agent receives the Total Debt Ratio Notice pursuant to Section 9.1(g) hereof shall be 0.375%.

                 (d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Margin Adjustment" set forth in such Section in its entirety and replacing it with the following:

                          "Margin Adjustment" shall mean, at any time of determination thereof, when the Total Debt Ratio, as set forth in the Total Debt Ratio Notice most recently delivered to the Administrative Agent pursuant to Section 9.1(g) hereof (which Notice shall be effective on the date of the Administrative Agent's receipt thereof in accordance with Section 12.2 hereof), is at each of the following levels, the percentage set forth opposite such level:

                        Effective
                    Total Debt Ratio                         Margin Adjustment
                   ------------------                        -----------------
                  Greater than or
                     equal to 4.00 to 1                              0

                  Less than 4.00 to 1,
                     but greater than or
                     equal to 3.50 to 1                            0.125%

                  Less than 3.50 to 1
                     but greater than or
                     equal to 3.00 to 1                            0.375%

                  Less than 3.00 to 1
                     but greater than or
                     equal to 2.50 to 1                            0.375%

                  Less than 2.50 to 1
                     but greater than or
                     equal to 2.00 to 1                            0.625%

                  Less than 2.00 to 1
                     but greater than or
                     equal to 1.00 to 1                            0.875%

                  Less than 1.00 to 1                              1.125%;

         provided, that in no event shall the Margin Adjustment cause the Applicable Margin to be less than 0%; and provided, further, that the Margin Adjustment for the period commencing on April 1, 1995 until the next date on which the Administrative Agent receives the Total Debt Ratio Notice pursuant to Section 9.1(g) hereof shall be 0.625%.

                 (e) Section 1.1 is hereby amended by adding the following new definitions thereto in the appropriate alphabetical position as follows:

                          "Current Total Debt Ratio" shall mean, on any day on which the Company repurchases or proposes to repurchase any of its shares of common stock, the ratio of (a) the Total Debt of the Company and its consolidated Subsidiaries on such day after giving effect to the incurrence of any Indebtedness on such day, to (b) the Operating Cash Flow for the Company and its Subsidiaries on a consolidated basis for the four-Fiscal Quarter period then most recently ended as shown in the Total Debt Ratio Notice for such period; provided that if such day falls in any Fiscal Quarter at any time prior to the date on which the Total Debt Ratio Notice required to be delivered pursuant to
         Section 9.1(g) for the most recently ended four-Fiscal Quarter period has been delivered to the Agent, the Company shall calculate the Current Total Debt Ratio utilizing the Operating Cash Flow for the four-Fiscal Quarter period ending with the next preceding Fiscal Quarter as reported in the Total Debt Ratio Notice for such next preceding Fiscal Quarter.

                          "Current Total Debt Ratio Notice" shall mean each notice provided for in Section 9.18 hereof setting forth the Current Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis.

                          "First Amendment" shall mean the First Amendment to this Agreement dated as of March 29, 1995.

                          "First Amendment Commitment Effective Date" shall mean the date on which the First Amendment shall have been duly executed by all parties provision for whose signature is made on the signature pages thereof, and on which all conditions precedent set forth in Section 4 thereof shall have been fulfilled to the reasonable satisfaction of the Administrative Agent.

                 (f) Section 3.2(b) of the Credit Agreement is hereby amended by adding the following text to the end of said Section immediately prior to the semicolon: "(at any time when the Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis is less than 3.0:1) or 2.250% per annum (at any time when such Total Debt Ratio is greater than or equal to 3.0:1)".

                 (g) The first sentence of Section 8.2 of the Credit Agreement is hereby amended by deleting the reference therein to "December 31, 1993" and replacing it with "December 31, 1994", by deleting the reference therein to "June 30, 1994" and replacing it with "September 30, 1994", and by deleting the words "two-Fiscal Quarter" and replacing them with "three-Fiscal Quarter".

                 (h) Section 9.12 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

                 9.12. Total Debt Ratio. The Company will maintain the Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis at all times during the periods set forth below to be less than the ratio set forth below for such period:

                 Period                                               Ratio
                 ------                                               -----
                 At any time at or prior
                 to March 31, 1995                                    3.0:1

                 After March 31, 1995 and
                 at or prior to
                 June 30, 1995                                        4.25:1

                 After June 30, 1995 and
                 at or prior to
                 September 30, 1995                                   4.25:1

                 After September 30, 1995
                 and at or prior to
                 December 31, 1995                                    3.5:1

                 After December 31, 1995
                 and at or prior to
                 March 31, 1996                                       3.25:1

                 At all times after
                 March 31, 1996                                       3.0:1;

         provided that if the Company repurchases any shares of its common stock in any Fiscal Quarter, the Company shall maintain the Total Debt Ratio for the four-Fiscal Quarter period ending with (and including)such Fiscal Quarter in any event at less than 2.5:1, irrespective of the Current Total Debt Ratio that was calculated at the time of such repurchase; and provided, further, that, without limiting the requirements of the preceding proviso, if the date of such repurchase occurs prior to the delivery of the Total Debt Ratio Notice for the four-Fiscal Quarter period most recently ended as of such date, it shall be deemed to be a default under this
         Section 9.12 if the Total Debt Ratio for such period, as shown in the Total Debt Ratio Notice for such period when delivered to the Agent pursuant to Section 9.1(g), shall turn out to have been greater than or equal to 2.5:1, irrespective of the Current Total Debt Ratio that was calculated at the time of such repurchase.

                          Notwithstanding the foregoing, the denominator of the Total Debt Ratio shall be deemed to be $34,989,000 for the period from April 1, 1995 to and including May 30, 1995 or, if earlier, the date on which the Company delivers to the Administrative Agent and the Banks, pursuant to Section 9.1 hereof, the financial statements of the Company and its consolidated Subsidiaries for the Fiscal Quarter ending March 31, 1995 and the Total Debt Ratio Notice for the four-Fiscal Quarter period ended on March 31, 1995, at which time said denominator shall be Operating Cash Flow of the Company and its Subsidiaries on a consolidated basis as shown in such Total Debt Ratio Notice.

                 (i) Section 9.18 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end of that Section:

         ; provided, that no repurchase of common stock shall be made (1) on any day prior to July 1, 1995, or (2) thereafter, on any day if, after giving effect to the incurrence of any Indebtedness on such date of repurchase, the Current Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis would be greater than or equal to 2.5:1 as shown in the Current Total Debt Ratio Notice for such date of repurchase, which shall have been delivered by the Company to the Agent and the Banks prior to such repurchase.

                 (j) Section 9 is hereby amended by adding at the end thereof the following new Section 9.19:

                          9.19. Minimum Operating Cash Flow. At any time when the Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis is greater than 3.0:1, the Company shall not permit the Operating Cash Flow of the Company and its Subsidiaries on a consolidated basis to be less than the following amounts during each of the following periods:

                  Period                                           Amount
                  ------                                           ------
                  At any time at or prior
                  to March 31, 1995                                $30,000,000

                  After March 31, 1995 and
                  at or prior to
                  June 30, 1995                                    $30,000,000

                  After June 30, 1995 and
                  at or prior to
                  September 30, 1995                               $30,000,000

                  After September 30, 1995
                  and at or prior to
                  December 31, 1995                                $40,000,000

                  After December 31, 1995
                  and at or prior to
                  March 31, 1996                                   $50,000,000.

                 (k) References in the Credit Agreement to "this Agreement" and the words "hereof", "herein", "hereto" and the like, shall refer to the Credit Agreement, the First Amendment, and the Credit Agreement as amended by the First Amendment; provided, that the words "the date of this Agreement" and "the date hereof" shall continue to refer to the date of the Credit Agreement.

                 (l) Each reference in the Credit Agreement to the "Notes" or to a "Note" shall be deemed to include the New Notes issued pursuant to
Section 4.C(1) of this First Amendment.

                 Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and each Bank to enter into this First Amendment, each of the Company and the Guarantor hereby represents and warrants that each of the representations and warranties set forth in Section 8 of the Credit Agreement is true, correct and complete on and as of the date of this First Amendment (whether or not the First Amendment Covenant Effective Date or the First Amendment Commitment Effective Date, each as defined in Section 4 hereof, occurs), and on and as of the First Amendment Covenant Effective Date and on and as of the First Amendment Commitment Effective Date, both before and after giving effect to the amendments set forth in Section 2 of this First Amendment on any such date, as if each reference therein to "this Agreement" were a reference to "this Agreement as amended by the First Amendment". Each of the Company and the Guarantor further represents and warrants that, as of the date of this First Amendment, as of the First Amendment Covenant Effective Date and as of the First Amendment Commitment Effective Date, no Default or Event of Default has occurred and is continuing.


                 SECTION 4. CONDITIONS TO EFFECTIVENESS.

                 A. The amendments set forth in Section 2 of this First Amendment (other than in Sections 2(b) and 2(l) hereof) shall become effective as of the date (the "First Amendment Covenant Effective Date"), as specified by the Administrative Agent, when counterparts hereof shall have been duly executed and delivered by the Majority Banks, the Administrative Agent, the Company and the Guarantor, and when each of the conditions precedent set forth in Sections 4.C(2), (8) and (9) and 4.D hereof shall have been fulfilled to the satisfaction of the Administrative Agent. The Administrative Agent will promptly notify the other parties of the occurrence of the First Amendment Covenant Effective Date.

                 B. The amendments set forth in Section 2(b) and 2(l) of this First Amendment shall become effective as of the date (the "First Amendment Commitment Effective Date"), as specified by the Administrative Agent, when counterparts hereof shall have been duly executed and delivered by all of the Banks, the Administrative Agent, the Company and the Guarantor, and each of the conditions precedent set forth in Sections 4.C and 4.D hereof shall have been fulfilled to the satisfaction of the Administrative Agent on or prior to April 5, 1995. The Administrative Agent will promptly notify the other parties of the occurrence of the First Amendment Commitment Effective Date.

                 C. The effectiveness of all or part of the amendments set forth in Section 2 hereof shall, as provided in Sections 4.A hereof and 4.B hereof, be subject to the condition precedent that the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                 (1) New Notes, substantially in the form of Exhibit A to the Credit Agreement, duly executed and delivered by the Company to the order of each Increasing Bank (as defined in Section 4.C(11) below) and otherwise appropriately completed, bearing the executed guarantee of the Guarantor, and dated the First Amendment Commitment Effective Date (the "New Notes").

                 (2) Certified copies of the certificate of incorporation and bylaws of the Company and the Guarantor and all corporate action and (if necessary) stockholder action taken by the Company and the Guarantor approving this First Amendment, the Credit Agreement as amended hereby and the New Notes and borrowings by the Company under the Credit Agreement as amended hereby and the guarantee by the Guarantor hereunder and thereunder (including, without limitation, a certificate setting forth the resolutions of the Boards of Directors of the Company and the Guarantor adopted in respect of the transactions contemplated hereby and thereby).

                 (3) A certificate of each of the Company and the Guarantor in respect of each of the officers (i) who is authorized to sign this First Amendment or the New Notes on its behalf and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement as amended by this First Amendment and the transactions contemplated thereby and hereby. The Administrative Agent, the Agent, the Co-Agents and the Banks may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company or the Guarantor, respectively, to the contrary.


                 (4) Certificates, as of a recent date, from the appropriate authorities for each jurisdiction in which the Company and the Guarantor are incorporated or qualified to do business, as to the good standing of the Company and the Guarantor, respectively, in each such jurisdiction.

                 (5) A certificate of a senior officer of each of the Company and the Guarantor to the effect set forth in Section 4.D of this First Amendment.

                 (6) An opinion of Counsel to the Company and the Guarantor, substantially in the form of Exhibit A hereto.

                 (7) A compliance certificate in the form of Exhibit C to the Credit Agreement and a Total Debt Ratio Notice for Fiscal 1994.

                 (8) Evidence of the payment of all fees and expenses then payable pursuant to Section 12.3 of the Credit Agreement, and all other fees heretofore agreed between the Company and the Administrative Agent.

                 (9)      Evidence of payment (to the extent then payable) of
         (a) all interest on the Loans outstanding under the Credit Agreement and (b) all facility fees accrued through the First Amendment Covenant Effective Date or the First Amendment Commitment Effective Date, as the case may be.

                 (10) Such other documents as the Administrative Agent or any Bank may reasonably request including, without limitation, all requisite governmental approvals and filings.

                 (11) Each Bank with a Commitment which, expressed as a percentage of the aggregate Commitments of all Banks, is increasing on the First Amendment Commitment Effective Date (an "Increasing Bank") shall have paid to the Agent, for distribution to the Banks whose Commitments, expressed as a percentage as aforesaid, are decreasing on such date (the "Decreasing Banks") such amount as shall be necessary (such Increasing Bank's "Settlement Amount") so that the aggregate principal amount of the Loans outstanding upon the occurrence of the First Amendment Commitment Effective Date shall be shared among the Banks pro rata in accordance with their respective Commitments as in effect after the effectiveness of the amendments set forth in Section 2(b) hereof. Assuming that the aggregate principal amount of all Loans outstanding on the First Amendment Commitment Effective Date is $75,000,000, the Settlement Amount that each Bank is required to pay or entitled to receive, as the case may be, shall be the amount set forth for such Bank in Schedule 1 hereto, and if the aggregate principal amount of all Loans is other than $75,000,000, the Settlement Amount of each Bank shall be the amount notified by the Administrative Agent to such Bank within a reasonable time on or prior to the First Amendment Commitment Effective Date. The payment by each Increasing Bank of its Settlement Amount shall constitute the purchase by such Increasing Bank from each Decreasing Bank, and the sale and assignment by each Decreasing Bank to such Increasing Bank, of a ratable portion of such Decreasing Bank's then outstanding Loans. Such purchase, sale and assignment shall be without recourse, representation or warranty of any kind, except that each Decreasing Bank represents and warrants to the Administrative Agent and the other Banks that it owns the interests being so purchased, sold and assigned free and clear of all Liens. The Administrative Agent hereby agrees not to require the payment of the recordation fee required by Section
         12.6 of the Credit Agreement in connection with the foregoing assignments. After the First Amendment

         Commitment Effective Date, when the Administrative Agent receives payment of interest on the Loans that are subject to the purchases, sales and assignments provided for in this clause (11), the Administrative Agent shall distribute such payments to the Banks pro rata in accordance with the principal amounts of such Loans held by each of them from time to time during the period for which interest was paid, and in accordance with the respective periods in which such Loans were held by each of them.

                 (12) To the extent that the Increasing Banks and the Decreasing Banks are unable to settle such amounts among themselves, the Company shall have paid to each Bank (whether an Increasing Bank or a Decreasing Bank) such amounts as may be necessary to compensate such Bank for any loss, cost or expense (of the type described in the first sentence of Section 5.4 of the Credit Agreement) that such Bank may incur in connection with the purchases, sales and assignments contemplated in clause (11) of this Section 4 as a result of (a) the repayment or prepayment of any principal of any Loan prior to the last day of the Interest Period therefor, or (b) the funding of a Loan, or any portion thereof, for the remainder of the Interest Period then in effect therefor.

                 D. The occurrence of each of the First Amendment Covenant Effective Date and the First Amendment Commitment Effective Date shall be subject to the further conditions precedent that, as of each such date:

                 (1) No Default or Event of Default shall have occurred and be continuing; and

                 (2) The representations and warranties made by the Company and the Guarantor in Section 3 hereof and in any other certificate or other document delivered in connection with this First Amendment or the Credit Agreement as amended hereby shall be true, correct and complete on and as of each such date with the same force and effect as if made on and as of such date (including, without limitation, that there shall have occurred no material adverse change since December 31, 1993 in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries from that set forth in their financial statements dated as of December 31, 1993).

                 SECTION 5. MISCELLANEOUS.

                 A. This First Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

                 B. Each of the Company and the Guarantor hereby confirms its obligation, pursuant to Section 12.3(a) of the Credit Agreement, to pay all of the Administrative Agent's costs and expenses (including, without limitation, the reasonable fees and expenses of all special counsels to the Administrative Agent) in connection with this First Amendment, whether or not the First Amendment Covenant Effective Date or the First Amendment Commitment Effective Date occurs.

                 C. THIS FIRST AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 D. Except as expressly set forth in this First Amendment, the Credit Agreement shall remain unmodified and in full force and effect.

                 IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

                                             HOME SHOPPING NETWORK, INC.,
                                               as the Company

                                             By
                                                -------------------------
                                                Title:

                                             HOME SHOPPING CLUB, INC.,
                                               as the Guarantor

                                             By
                                                -------------------------
                                                Title:

Commitment                                   The Banks
----------                                   ---------

$ 30,000,000                                 LTCB TRUST COMPANY


                                             By
                                                ----------------------------
                                                Title:

$ 25,500,000                                 BANK OF MONTREAL


                                             By
                                                ----------------------------
                                                Title:

$ 25,500,000                                 THE BANK OF NEW YORK COMPANY,
                                             INC.


                                             By
                                                ----------------------------
                                                Title:

$ 24,500,000                                 TORONTO DOMINION [TEXAS], INC.


                                             By
                                                ----------------------------
                                                Title:

$ 17,000,000                                 FIRST UNION NATIONAL BANK OF
                                             NORTH CAROLINA


                                             By
                                                ----------------------------
                                                Title:

$ 14,000,000                                 PNC BANK, KENTUCKY, INC.


                                             By
                                                ----------------------------
                                                Title:

$ 13,500,000                                 THE DAIWA BANK, LIMITED


                                             By
                                                ----------------------------
                                                Title:


                                             By
                                                ----------------------------
                                                Title:

                                             The Administrative Agent


                                             LTCB TRUST COMPANY,
                                                as Administrative Agent


                                             By
                                                ----------------------------
                                                Title:

                                   Schedule 1

                                               Settlement Amount to
Bank                                           be Paid (Received)
-----                                          ------------------
LTCB Trust Company                             $ 0.00

Bank of Montreal                               $ 0.00

The Bank of New York
  Company, Inc.                                $ 0.00

Toronto Dominion [Texas], Inc.                 $1,750,000

First Union National Bank
  of North Carolina                            $1,750,000

PNC Bank, Kentucky, Inc.                       $(3,500,000)

The Daiwa Bank, Limited                        $ 0.00

                                                                       EXHIBIT A


           [Form of Opinion of Counsel to the Company and Guarantor]



                                                 _______, 1995




To the Banks party to the Credit
  Agreement referred to below and
  LTCB Trust Company, as Administrative
  Agent

Ladies and Gentlemen:

         We are, respectively, the General Counsel and Senior Counsel to Home Shopping Network, Inc., a Delaware corporation (the "Company"), and Home Shopping Club, Inc., a Delaware corporation (the "Guarantor"), and have acted as such in connection with the First Amendment dated as of March 29, 1995 (the "First Amendment") to the Second Amended and Restated Credit Agreement dated as of August 30, 1994 (the "Credit Agreement") among the Company, the Guarantor, the Banks named therein, LTCB Trust Company, as Agent, Bank of Montreal and The Bank of New York Company, Inc., as Co-Agents, and LTCB Trust Company, as Administrative Agent, providing for loans to be made to the Company in the aggregate principal amount of $100,000,000 under the guarantee of the Guarantor, as increased pursuant to the First Amendment. Terms defined in the Credit Agreement are used herein as defined therein.

         In rendering the opinion expressed below, we have examined and relied upon the originals or conformed copies of such corporate records, agreements and instruments of the Company and the Guarantor, certificates of public officials and of officers of the Company and the Guarantor, and such other documents and records, and such matters of law, as we have deemed appropriate as a basis for the opinions hereinafter expressed.

         Based upon the foregoing, we are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; each of them is duly qualified to transact business in the State of Florida and has the necessary corporate power to enter into and perform the First Amendment, the Credit Agreement as amended thereby and the new Notes issued under the Credit Agreement as amended by the First Amendment (the "New Notes") and, in the case of the Company, to borrow under the Credit Agreement as amended by the First Amendment. The Guarantor is a Wholly-Owned Subsidiary of the Company.

         2. The execution, delivery and performance by each of the Company and the Guarantor of the First Amendment, the Credit Agreement as amended by the First Amendment and the New Notes and, in the case of the Company, the borrowings thereunder have been duly authorized by all necessary corporate action, and do not and will not violate any provision of law, regulation, order, writ, injunction or decree of any court or governmental authority or agency or any provision of the certificate of incorporation or by-laws of the Company or the Guarantor or result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any of its respective properties, revenues or assets pursuant to, any indenture or other agreement or instrument to which the Company, the Guarantor or any Subsidiary of either thereof is a party or by which the Company or the Guarantor or any Subsidiary of either thereof or its respective properties may be bound.

         3. The First Amendment, the Credit Agreement as amended by the First Amendment and the New Notes have been duly executed and delivered by the Company and the Guarantor and, assuming due execution and delivery thereof by the Administrative Agent and the Banks, constitute the legal, valid and binding obligations of the Company and the Guarantor enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that no opinion is expressed as to the fourth sentence of Section 4.7 of the Credit Agreement.

         4. Except as disclosed to the Administrative Agent and the Banks in SEC Reports delivered to the Administrative Agent and the Banks prior to the date hereof, to our knowledge after due inquiry, there are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Company or the Guarantor or any of the Subsidiaries of either thereof, or any properties or rights of the Company or the Guarantor or any of the Subsidiaries of either thereof, which, if adversely determined, would have a material adverse effect on the consolidated financial condition or operations, or the business taken as a whole, of the Company and the Guarantor and the Subsidiaries.

         5. No authorizations, consents, approvals, licenses, filings or registrations with any governmental or regulatory authority or agency are required in connection with the execution, delivery or performance by the Company or the Guarantor of the First Amendment, the Credit Agreement as amended by the First Amendment or the New Notes or the borrowings thereunder.

         6. Assuming that the Administrative Agent has its principal office in the State of New York, the proceeds of the Loans will be disbursed from the Administrative Agent's office in New York, payments will be made to the Administrative Agent at its office in New York and the Loans will be administered by the Administrative Agent from said office, the provisions of
Section 5(c) of the First Amendment and of Section 12.11 of the Credit Agreement as amended by the First Amendment regarding the choice of the laws of the State of New York to govern the Credit Agreement and the New Notes is, under the laws of the State of Florida, a valid choice of law and would be given effect by the courts in Florida. However, courts in Florida are likely to apply Florida procedural law.

         7. The provisions of the Credit Agreement as amended by the First Amendment and the New Notes do not violate any Florida law relating to usury or other limitations on the rate of interest that a lender may charge, collect or receive.

         Barry S. Augenbraun, Esq., General Counsel, is admitted to practice law in the State of New York and the Commonwealth of Pennsylvania, and Elizabeth A. Waters, Esq., Senior Counsel, is admitted to practice law in the State of Florida. The opinions expressed herein relate only to the laws of the States of New York and Florida, the General Corporation Law of the State of Delaware and the federal laws of the United States. Opinions herein based on the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States are rendered by Mr. Augenbraun, and opinions herein based on the laws of the State of Florida are rendered by Ms. Waters.

         The opinions expressed in this letter are based upon the law in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed in any respect by legislative action, judicial decision or otherwise.

         This opinion is being furnished to you solely for your benefit and only with respect to the transaction referred to herein. Accordingly, it may not be relied upon by any other person or entity without, in each instance, our prior written consent.


                                              Very truly yours,


                                              --------------------------
                                              Barry S. Augenbraun, Esq.,
                                                  General Counsel


                                              --------------------------
                                              Elizabeth A. Waters, Esq.,
                                                  Senior Counsel